IVY FUNDS

Macquarie Smid Cap Core Fund
(formerly, Delaware Ivy Smid Cap Core Fund)
(the “Fund”)

Supplement to the Fund’s Summary Prospectus, dated July 31, 2024, as amended

On or about June 1, 2025, Francis Morris will retire from Delaware Management Company, the Fund’s manager, and will no longer be a portfolio manager of the Fund.

Effective immediately, the following replaces the information in the section of the Fund’s summary prospectus entitled “Who manages the Fund? — Investment manager”:

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio Managers	Title with Delaware Management Company	Start Date on the Fund
David Reidinger	Managing Director, Head of US Core Equity	November 2021
Francis Morris*	Senior Managing Director, Senior Portfolio Manager - US Core Equity	November 2021
Christopher Adams, CFA	Managing Director, Senior Portfolio Manager - US Core Equity	November 2021
Michael Morris, CFA	Managing Director, Senior Portfolio Manager - US Core Equity	November 2021
Donald Padilla, CFA	Managing Director, Senior Portfolio Manager - US Core Equity	November 2021
Christina Van Het Hoen, CFA	Senior Vice President, Portfolio Manager - US Core Equity	July 2024

* Effective on or about June 1, 2025, Francis Morris will be retiring from the Manager and no longer be a portfolio manager of the Fund.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a fund or acting on a distribution check (if applicable).

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated March 31, 2025.